UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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the Securities Exchange Act of 1934 (Amendment No. )
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Middlesex Water Company
(Name of Registrant as Specified In Its Charter)

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1500 Ronson Road P.O. Box 1500 Iselin, New Jersey 08830-0452 Tel. (732) 634-1500 Fax (732) 638-7515 NASDAQ Stock Market Symbol: MSEX

April 12, 2007

Dear Stockholder:

I am pleased to invite you to attend Middlesex Water Company’s Annual Meeting of Stockholders that will take place on Wednesday, May 23, 2007 at 11:00 a.m., at the office of the Company, 1500 Ronson Road, Iselin, New Jersey.

YOUR VOTE IS IMPORTANT TO US.  Whether or not you plan to attend the annual meeting, I urge you to vote.  Please specify your choice by marking the appropriate boxes on the enclosed proxy card and sign, date and return your proxy in the enclosed postpaid return envelope as promptly as possible.  If you date, sign and return your proxy card without indicating your choices, the persons designated as proxies will vote your shares in accordance with the recommendations of the Directors and Management.

The primary business of the meeting will be the election of Directors, the approval of an Amendment to the Restated Certificate of Incorporation increasing the total authorized Common Stock, No par Value, from 20,000,000 to 40,000,000 shares, and the transaction of such other business as may properly come before the meeting.

During the meeting, we will report to you on the Company’s financial status, operations and other activities during 2006, together with our goals for 2007.  We welcome this opportunity to meet with our stockholders and look forward to your comments and questions.

I look forward to seeing you on May 23rd.

Sincerely,

J. Richard Tompkins
Chairman of the Board

A Provider of Water, Wastewater and Related Products and Services

1500 Ronson Road
Iselin, New Jersey  08830-0452
732-634-1500
www.middlesexwater.com
___________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2007
AND
PROXY STATEMENT
____________

To the Stockholders of Middlesex Water Company:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MIDDLESEX WATER COMPANY will be held at the office of the Company, 1500 Ronson Road, Iselin, New Jersey, on Wednesday, May 23, 2007, at 11:00 a.m., for the following purposes:

1. To elect two members of Class II of the Board of Directors to hold office until the Annual Meeting of Stockholders in the year 2010, and in each case until their respective successors are elected and qualify.

2. To approve an Amendment to the Restated Certificate of Incorporation increasing the total authorized Common Stock, No par Value, from 20,000,000 to 40,000,000 shares.

3. To transact such other business as may properly come before the meeting and any adjournment thereof.

Only holders of record of Common Stock at the close of business on March 15, 2007, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

The Company’s Annual Report for the year ended December 31, 2006 has also been mailed to stockholders with this Notice of Meeting and Proxy Statement.

If you are unable to be present at the meeting, but desire to have your shares voted, please execute the enclosed proxy and return it in the accompanying envelope, to which no postage need be affixed if mailed in the United States.

By Order of the Board of Directors,

KENNETH J. QUINN
Vice President, General Counsel,
Secretary and Treasurer

April 12, 2007

YOUR VOTE IS IMPORTANT! To assure your representation at the meeting, please mail the enclosed proxy promptly.

1500 Ronson Road
Iselin, New Jersey  08830-0452
732-634-1500
www.middlesexwater.com
____________

PROXY STATEMENT
____________

Notice of the Annual Meeting of Stockholders of Middlesex Water Company to be held on May 23, 2007, is attached.  You are cordially invited to attend the meeting.  If you are unable to attend, you are requested to sign and complete the enclosed proxy and return it in the accompanying envelope.

SOLICITATION AND REVOCATION OF PROXIES

The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company.  The cost of soliciting proxies will be borne by the Company.  In addition to solicitation by mail, the Company may make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to send proxies and proxy material to their principals and will reimburse them for their expenses in so doing.  The solicitations will be initially by mail, and it may later be decided to make further solicitations by mail, telephone, telegram, facsimile, electronic mail or in person by Directors, Officers and employees of the Company.  This proxy statement and the accompanying proxy are first being sent to stockholders on or about April 12, 2007.

The giving of a proxy does not preclude the right to vote in person should the stockholder giving the proxy so desire, and a proxy may be revoked by giving notice to the Secretary of the Company in writing at any time prior to the commencement of the meeting or in open meeting prior to the taking of the vote to which such revocation relates.

SHARES ENTITLED TO VOTE

As of March 15, 2007, there were outstanding 13,184,376 shares of Common Stock, which is the only class of capital stock entitled to vote at the Annual Meeting.  Each holder of Common Stock is entitled to one vote for each share held.  As stated in the Notice of Meeting, holders of record of Common Stock at the close of business on March 15, 2007, will be entitled to vote at the meeting or any adjournment thereof.

VOTE REQUIRED AND METHOD OF COUNTING VOTES

The affirmative vote of a plurality of the votes cast at the meeting is required for the election of Directors.  For the Amendment of the Restated Certificate of Incorporation, the affirmative vote of two-thirds of shares voted at the meeting is required. In the case of any other matter that may properly come before the meeting, the affirmative vote of the holders of a majority of the shares represented, in person or by proxy, and entitled to vote on the item will be required.  Abstentions and broker non-votes will not be included in determining the number of votes cast concerning any matter.

GENERAL INFORMATION

Management of the Company is under the general direction of the Board of Directors who are elected by the stockholders.  The Board of Directors holds regular monthly meetings and meets on other occasions when required in special circumstances.  The Board of Directors held twelve meetings and the Board Committees held twenty-four meetings during the year 2006.  Each incumbent Director attended 95% or more of the total number of meetings of the Board and Committees on which each served.

Committees of the Board

Audit Committee

The Audit Committee, consisting of Annette Catino, John C. Cutting, John R. Middleton, M.D. and John P. Mulkerin (who has been designated as the Audit Committee Financial Expert), reviews with the independent registered public accounting firm the scope of the annual audit; receives and reviews the independent registered public accounting firm’s annual report; reviews the independence of the independent registered public accounting firm, services provided by them and their fees; recommends to the Board of Directors the inclusion of the audited financial statements in the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K; and is directly responsible for the appointment of an independent registered public accounting firm for the following calendar year.  In February 2007, the  Board of Directors re-approved a written Charter for the Audit Committee, a copy of which is attached as Exhibit A, and which is also available on the Company’s website at www.middlesexwater.com.  The Committee held six meetings during the year 2006.  All of the members of the Audit Committee have been determined by the Board to be independent directors as defined in the listing standards of NASDAQ.

Capital Improvement Committee

The Capital Improvement Committee, consisting of John C. Cutting, Walter G. Reinhard and J. Richard Tompkins, reviews the Capital Budget and monitors the capital projects and expenditures during the year.  The Committee reports its findings to the Board of Directors.  The Committee held three meetings during the year 2006.

Compensation Committee

The Compensation Committee, consisting of Annette Catino, John R. Middleton, M.D. and Jeffries Shein, reviews and makes recommendations to the Board of Directors as to the salaries and benefits of the Executive Officers of the Company and administers the Restricted Stock Plan.  (Please refer to page 11 for a description of the Restricted Stock Plan.)  In March 2007, the Board of Directors re-approved a written Charter for the Compensation Committee which is available on the Company’s website at www.middlesexwater.com.  The Committee held three meetings during the year 2006.  All of the members of the Compensation Committee have been determined by the Board to be independent directors as defined in the listing standards of NASDAQ.

Corporate Governance Committee

The Corporate Governance Committee, consisting of John R. Middleton, M.D., John P. Mulkerin, Walter G. Reinhard and Jeffries Shein, reviews and makes recommendations relating to the governance of the Company, the performance and composition of the Board and Board committees, succession planning and significant organization changes.  A written Charter for the Corporate Governance Committee is available on the Company’s website at www.middlesexwater.com. The Committee held four meetings during the year 2006.

Nominating Committee

The Nominating Committee, consisting of Annette Catino, John P. Mulkerin, Jeffries Shein and J. Richard Tompkins makes recommendations to the Board of Directors with respect to nominations for the Board.  The Nominating Committee screens candidates considered for election to the Board.  In this capacity, the Committee concerns itself with the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors and evaluates prospective nominees identified by the Nominating Committee or referred by other Board members, management, shareholders or external sources.  In January 2007, the Board of Directors re-approved a written Charter for the Nominating Committee which is available on the Company’s website at www.middlesexwater.com.  The Committee held three meetings during the year 2006.  All of the members of the Nominating Committee have been determined by the Board to be independent directors as defined in the listing standards of NASDAQ, except for J. Richard Tompkins.  Mr. Tompkins is Chairman of the Board and past president of the Company.  His professional expertise and role as a community resource are particularly useful in service on this Committee. While he is not an independent director under NASDAQ listing rules, the Board has determined that the best interests of the Company and its shareholders would be served by Mr. Tompkins’ appointment to this Committee.

The Nominating Committee will consider stockholders’ recommendations for nominees for election to the Board of Directors.  Recommendations should be sent to Middlesex Water Company, Office of the Secretary, 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey  08830-0452; or sent via the internet to the following e-mail address: kquinn@middlesexwater.com.  Nominations must be accompanied by the written consent of any such person to serve if nominated and elected and by biographical material to permit evaluation of the individual recommended, including appropriate references.  The Committee shall make inquiry of all references and any other areas deemed appropriate in fulfilling its obligations.  The Secretary of the Company should receive any nominations for Director by the close of business on December 12, 2007, in order to be considered for inclusion in the Company’s proxy statement and form of proxy relating to the 2008 Annual Meeting of Stockholders.

Pension Committee

The Pension Committee, consisting of John C. Cutting, John P. Mulkerin, Walter G. Reinhard and Jeffries Shein, reviews investment policies and determines recommended investment objectives for the Company’s Pension and Retiree Welfare Plans.  The Committee also reviews the performance of the Company’s 401(k) Plan Administrator and reviews options offered in the Company’s 401(k) plan.  The Committee meets quarterly with the Company’s Investment Managers.  In January 2007, the Board of Directors re-approved a written Charter for the Pension Committee which is available on the Company’s website at www.middlesexwater.com.  The Committee held four meetings during the year 2006.

Ad Hoc Pricing Committee

The ad hoc Pricing Committee, consisting of Annette Catino, John C. Cutting, Jeffries Shein and J. Richard Tompkins, meets, as needed, to review financial matters including, but not limited to, the pricing and issuance of common stock and corporate bonds.  The Committee held one meeting in 2006.

The Board of Directors has also adopted a Code of Conduct that applies to all of our Directors, Officers and employees.   Links to these materials can be found on our website at www.middlesexwater.com.

Proposal 1 – ELECTION OF DIRECTORS

The Nominating Committee has recommended to the Board the following candidates for election at the Annual Meeting of Stockholders:  Annette Catino and Walter G. Reinhard.  These candidates are to be elected each to hold office until the Annual Meeting of Stockholders in the year 2010, and until their respective successors are elected and qualified.  The present terms of Class II directors expire at the year 2007 Annual Meeting.

Proxies in the accompanying form will be voted for these nominees, unless authority to vote for one or more of them shall have been withheld by so marking the enclosed proxy.  Directors shall be elected by a plurality of the votes cast at the election.  If at the time of the meeting any of the nominees listed should be unable to serve, which is not anticipated, it is the intention of the persons designated as proxies to vote, in their discretion, for other nominees, unless the number of Directors constituting a full Board is reduced.

There is shown as to each nominee, and as to each Director whose term of office will continue after the year 2007 Annual Meeting, age as of the date of the Annual Meeting, Class, the period of service as a Director of the Company, and business experience during the last five years.

NOMINEES FOR ELECTION AS
DIRECTORS WITH TERMS EXPIRING IN 2010 – CLASS II

ANNETTE CATINO, age 50, became a director of the Company in 2003. She is President and CEO of QualCare Alliance Networks, Inc., Piscataway, New Jersey, a managed care organization, since 1991, of which she serves as a Director. Ms. Catino is a Director of Caucus NJ Educational Corporation, Jersey Shore Medical Center Foundation, Northfield Savings and The Val Skinner Foundation. Ms. Catino is Chairwoman of the ad hoc Pricing Committee and a Member of the Audit Committee, the Compensation Committee and the Nominating Committee. (1)

WALTER G. REINHARD, age 61, became a director of the Company in 2002. He is a Partner of the law firm of Norris, McLaughlin & Marcus, P.A. of Bridgewater, New Jersey, since 1984. Mr. Reinhard serves as a Director of the Fanwood-Scotch Plains YMCA. Mr. Reinhard is Chairman of the Corporate Governance Committee and a Member of the Capital Improvement Committee and the Pension Committee. (2).

(1)  This director has been determined by the Board of Directors to be independent under the applicable listing standards of NASDAQ.
(2)  Norris, McLaughlin & Marcus, P.A., provides legal services to the Company in the areas of corporate and regulatory matters.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR THE ABOVE CANDIDATES.

DIRECTORS WHOSE TERMS CONTINUE BEYOND THE 2007 ANNUAL
MEETING AND WHO ARE NOT SUBJECT TO ELECTION THIS YEAR

Class III – Directors Whose Terms Expire in 2008

JOHN R. MIDDLETON, M.D., age 62, became a director of the Company in 1999. He is Chair of the Department of Medicine and Chief Medical Officer of Raritan Bay Medical Center. He is a Fellow of the American College of Physicians and a Fellow of the Infectious Diseases Society of America. Dr. Middleton is a Member of the Audit Committee, the Compensation Committee and the Corporate Governance Committee. (1)

JEFFRIES SHEIN,  age 67, became a director of the Company in 1990. He is a Managing Partner of JGT Management Co., LLC, a management and investment firm, since 2003 and formerly a Partner of Jacobson, Goldfarb & Tanzman Associates, Woodbridge, New Jersey, a commercial real estate brokerage firm, since 1972.  He is a Director of Raritan Bay Medical Center and a Director of The Provident Bank.  Mr. Shein is Chairman of the Compensation Committee and the Nominating Committee and a Member of the Corporate Governance Committee, Pension Committee and the ad hoc Pricing Committee. (1)

J. RICHARD TOMPKINS,  age 68, became a director of the Company in 1981.  He has served as Chairman of the Board of the Company since May 1990 and was President from May 1981-2003.  Mr. Tompkins is a past President of the National Association of Water Companies and the New Jersey Utilities Association.  He is past Director and Chairman of Tidewater Utilities, Inc. (TUI), White Marsh Environmental Systems, Inc., (a subsidiary of TUI), Pinelands Water Company, Pinelands Wastewater Company, Utility Service Affiliates, Inc., Utility Service Affiliates (Perth Amboy) Inc., and Bayview Water Company.  He currently serves as a member of the Capital Improvement Committee, the Nominating Committee and the ad hoc Pricing Committee.

(1)  This director has been determined by the Board of Directors to be independent under the applicable listing standards of NASDAQ.

DIRECTORS WHOSE TERMS CONTINUE BEYOND THE 2007 ANNUAL
 MEETING AND WHO ARE NOT SUBJECT TO ELECTION THIS YEAR

Class I – Directors Whose Terms Expire in 2009

JOHN C. CUTTING,  age 70, became a director of the Company in 1997.  Prior to his retirement he served as Senior Engineer, Science Applications International Corporation, specialists in information, energy and military systems, Pittsburgh, Pennsylvania.  He is Chairman of the Pension Committee and Capital Improvement Committee and a Member of the Audit Committee and ad hoc Pricing Committee.  Mr. Cutting serves as a Director of Tidewater Utilities, Inc. (TUI), Tidewater Environmental Services, Inc. and White Marsh Environmental Systems, Inc. (1)

JOHN P. MULKERIN, age 69, became a director of the Company is 1997. Prior to his retirement, he served as President and Chief Executive Officer of First Sentinel Bancorp, Inc., Holding Company for First Savings Bank, Perth Amboy, New Jersey and was a member of the Boards of Directors of said Companies. First Sentinel Bancorp, Inc. was acquired by Provident Financial Services, Inc., the Holding Company for The Provident Bank. Mr. Mulkerin currently serves on the Boards of Directors of both of those Companies. Mr. Mulkerin is a Director of Raritan Bay Medical Center, Daytop Village Foundation, Middlesex County College and Catholic Charities of the Diocese of Metuchen. He is Chairman of the Audit Committee and the Audit Committee Financial Expert; and a Member of the Corporate Governance Committee, Nominating Committee and Pension Committee. (1)

DENNIS W. DOLL, age 48, was named President and Chief Executive Officer and became a Director of Middlesex effective January 1, 2006. Mr. Doll joined the Company in November 2004 as Executive Vice President. Prior to joining the Company, Mr. Doll was employed by Elizabethtown Water Company since 1985, serving most recently as a member of the senior leadership team of the Northeast Region of American Water, which was comprised of Elizabethtown Water Company, New Jersey-American Water Company and Long Island Water Corporation and included other regulated and non-regulated subsidiaries. Mr. Doll serves as Director and Chairman of Tidewater Utilities, Inc. (TUI), Tidewater Environmental Services, Inc.; White Marsh Environmental Systems, Inc., a subsidiary of TUI; Pinelands Water Company and Pinelands Wastewater Company; Utility Service Affiliates, Inc., and Utility Service Affiliates (Perth Amboy) Inc.

(1)  This director has been determined by the Board of Directors to be independent under the applicable listing standards of NASDAQ.

SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of March 15, 2007, beneficial ownership of Middlesex Water Company Common Stock by the elected Directors, Executive Officers named in the table appearing under Executive Compensation, and all elected Directors and Executive Officers as a group.  Jeffries Shein owned 2.26% of the shares outstanding on March 15, 2007. All other individual elected Directors and Executive Officers owned less than 1% of the shares outstanding on March 15, 2007.

Amount and Nature
of Beneficial
Name	Ownership (1)
Directors
Annette Catino	8,306
John C. Cutting	36,611
John R. Middleton, M.D.	6,401
John P. Mulkerin	25,000
Walter G. Reinhard	2,040
Jeffries Shein	297,865
J. Richard Tompkins	37,555

Named Executive Officers
Dennis W. Doll	9,300
A. Bruce O’Connor	27,311
Kenneth J. Quinn	3,033
Richard M. Risoldi	9,793
Ronald F. Williams	18,011

All elected Directors and Executive Officers as a
group including those named above.	481,226 *

* 3.65% of the shares outstanding on March 15, 2007.

The following table sets forth information made known to the Company as of March 15, 2007, of any person or group to be the beneficial owner of more than five percent of the Company's Common Stock:

	Number of Shares
	Beneficially Owned
	and Nature of	Percent
Name and Address	Beneficial Ownership	of Class

Verona Construction Company	700,000	5.31%
Wilmington, Delaware 19801

(1) Beneficial owner has sole power to vote and dispose of such shares.

PROPOSAL 2 - AMENDMENT TO THE RESTATED CERTIFICATE
OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK
FROM 20,000,000 SHARES TO 40,000,000 SHARES

The Board of Directors unanimously recommends that the stockholders approve an amendment to the Company’s Restated Certificate of Incorporation increasing the authorized Common Stock, without par value, from 20,000,000 shares to 40,000,000 shares.  The text of the proposed amendment is attached hereto as Exhibit B.

As of March 15, 2007, 13,184,376 shares of the 20,000,000 shares of Common Stock presently authorized were outstanding.

The Board of Directors believes that it would be in the best interests of the Company to have additional shares available for issuance at its discretion for acquisitions, financings, stock dividends or splits, and other corporate purposes.  The Company has no specific plans and there are no commitments, understandings or negotiations at this time with respect to the issuance of additional shares of Common Stock. The proposed amendment would not change the terms of the Common Stock, which does not have preemptive rights.  No further stockholder authorization for the issuance of the additional shares will be solicited prior to issuance.

Vote Required for Proposal 2:

The amendment of Article 7A of the Restated Certificate of Incorporation, which constitutes Proposal 2, will require the affirmative vote of the holders of two-thirds of the shares of the Company's Common Stock voting at the 2007 Annual Meeting (assuming the presence of a quorum).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION.

COMPENSATION DISCUSSION & ANALYSIS

The Compensation Discussion & Analysis (CD&A) describes the Company’s compensation objectives, policies and basis for determinations of Compensation for the Named Executive Officers.

The Company’s compensation objectives and policies applicable to the Named Executive Officers seek to incent the advancement of three corporate priorities which are desirable and necessary for the Company to achieve its expressed vision and strategy in the creation of long-term shareholder value.  Those corporate priorities are (1) profitable growth; (2) operational excellence; and (3) developing the technical and management skills of the Company employees.  In order to achieve the vision of the Company, and execute the strategies needed to achieve that vision,  the Company’s compensation and benefits programs are designed to (a) attract and retain qualified executives; (b) support short and long-term goals and objectives of the Company and; (c) appropriately reward individuals for their contribution to the Company’s success.  These programs are directly related to the creation of value for shareholders through progress in the three corporate priorities listed above.

In order to achieve progress in the three priorities above, the Company, through the Named Executive Officers, sets goals each year for incentive compensation purposes which are consistent with those priorities.  Each goal is designed to be specific, measurable, achievable, relevant and time-bound.

Consistent with the Company’s corporate priorities, expectations are established for the Named Executive Officers in the following three areas:
A.	Financial – Executives are expected to continuously improve total shareholder returns to ensure competitive performance in relation to the Company’s peer group of publicly-traded companies.
B.
Operational – The Named Executive Officers continue to diligently implement and manage the Company’s policies, procedures and programs for compliance with regulatory requirements.  The executives are expected to attract and retain qualified employees and keep appropriate focus on training and development.  The executives fully develop, implement and manage succession plans. They are expected to maintain open, honest and frequent communications with employees at all levels regarding their professional development, career paths, performance and other areas of opportunity for both themselves and, for the Company.  The executives develop and execute plans to grow the business, in terms of both customers and profits.  The Company, through its executives, continues to manage to high standards for water quality, service delivery, asset management, and other disciplines.  At the same time, the executives seek to control operating costs to the extent possible, to maximize shareholder returns and to maintain reasonable customer rates.

C.
Leadership – Named Executive Officers are expected to instill a Company culture based on ethical behavior, mutual respect, open and honest communications and a commitment to learning and continued improvement and accountability for performance.  By setting an example and “tone at the top” these values and behaviors are diligently instilled throughout the Company.

ELEMENTS OF COMPENSATION
The elements of compensation relevant to the Named Executive Officers consist of base salary, eligibility for incentive compensation through participation in the Company’s Restricted Stock Plan and participation in a Supplemental Executive Retirement Plan (SERP). In addition, the Named Executive Officers participate under the same terms and conditions in retirement, health and welfare plans that are generally available to all eligible employees.  All elements of compensation are further detailed in the tables contained herein.

Base salary levels are reviewed annually and are benchmarked against other companies, both utilities and non-utilities, at the State and national levels.  Independent salary studies are periodically conducted with the assistance of an outside consultant retained by the Compensation Committee.  Salaries for satisfactory performance are targeted at the median of the competitive market.  Individual performance of the executive is given appropriate consideration when setting salaries against the competitive market data.

The factors and criteria upon which the Principal Executive Officer’s (PEO) compensation is based generally include those discussed with respect to the other Named Executive Officers.  In addition, the Compensation Committee examines the effectiveness with which the PEO is managing the performance of the executive team.  Among the criteria to be used for evaluation are the following:  (a) Financial – to review the establishment and achievement of appropriate short and long-term financial objectives. (b) Operational – to determine that appropriate policies, procedures, and processes have been established and implemented so that the Company is compliant under all relevant regulatory polices; to ensure the development of effective recruitment, training, retention and personnel communications plans; to ensure that the Company is both developing and executing initiatives on a timely basis; to promote efficiency and continuous improvement so that results are tied to the strategic plan and budget that are focused on increased shareholder value, the quality of service delivery and employee satisfaction; and

(c)  Leadership – to ensure that the PEO is leading the Company and setting strategies and philosophies that are well understood, widely supported, consistently applied and effectively implemented and which include setting standards for strong safety and ethical compliance.  Overall, the Compensation Committee will review the PEO’s performance in light of the corporate priorities mentioned above to determine how effectively the PEO is contributing to the delivery of the Company’s strategy and how effectively the PEO is aligning the organization to execute the strategies in order to achieve the desired results.

The Named Executive Officers and other executive officers are eligible to participate in the deferred compensation plan known as the Supplemental Executive Retirement Plan (SERP) at the discretion of the Board of Directors.  The participant who retires on the normal retirement date, as defined in the SERP, is entitled to an annual retirement benefit of up to 75% of compensation reduced by the primary social security benefit and further reduced by any benefit payable from the Company’s qualified defined benefit pension plan.  Further reductions are made for benefits from prior employment where such benefits have accrued.  Generally, a participant is vested at ten (10) years of service in the event of retirement or death or in the event of a Change In Control as described further herein.  Vesting does not occur with respect to separation from employment other than in the event of retirement, death or a Change In Control.  Annual benefits are generally payable for fifteen (15) years either to the participant or the participant’s beneficiary.  Retirement benefits may also be in the form of single life annuity, joint and 50% survivor’s annuity, joint and 100% survivor’s annuity, single life annuity with a ten (10) year certain period or single life annuity with a fifteen (15) year certain period paid on an actuarial equivalent basis.

The Company is not obligated to set aside or earmark any monies or other assets specifically for the purpose of funding the SERP, except that upon a change of control, the Company would be obligated to make contributions to a trust anticipated to be sufficient to meet the obligations under the SERP.  In any event, benefits are in the form of an unfunded obligation of the Company.

For the year 2006, the Company paid life insurance premiums for the Named Executive Officers which provides a pre-retirement net death benefit of 3 times base salary at date of death.

The Company has Change of Control Termination Agreements with the Named Executive Officers and other executive officers, and these Change in Control Agreements are discussed hereinafter.

The Company maintains an incentive compensation program in the form of a Restricted Stock Plan for the purpose of attracting and retaining key executives and other employees having managerial responsibility who have contributed, or are likely to contribute, significantly to the short and long-term performance of the Company.  Awards under the Restricted Stock Plan are designed to enhance financial performance, quality service delivery and corporate efficiency through a performance-based stock award.  Awards to the Named Executive Officers, other than the PEO, are suggested by the PEO and reviewed and approved by the Compensation Committee.  After full review by the Compensation Committee, a report and recommendation is made to the full Board of Directors for final approval of the proposed stock awards.  With respect to the PEO, the Compensation Committee makes its own evaluation and recommendation as to the amount of award to be received by the PEO under the Restricted Stock Plan.  In determining the amount of the award for the PEO, the Compensation Committee will consider the correlation between the achievement of the Company’s goals and the incentive compensation awards.  The committee will ensure the PEO’s achievement of incentive compensation goals is consistent with overall performance, that is, it will seek to ensure core functions are not inappropriately compromised for the direct purpose of obtaining incentive compensation awards.  In addition, the Compensation Committee will seek to determine that all critical operational needs have been met before any consideration can be given to incentive compensation awards, regardless of any positive overall financial performance.  These critical functions include regulatory compliance, water quality, employee safety, reliability of assets, maintaining a well-trained and motivated work force and other important aspects of operations and administration.  All of these factors are incorporated into the determination of the Compensation Committee in terms of the amount of an award to the PEO under the Restricted Stock Plan.

All awards of restricted stock to the Named Executive Officers are made in accordance with the provisions of the Restricted Stock Plan.  Under such Plan, none of the awards of restricted stock vests until five (5) years from the date of grant.  However, all unvested awards become fully vested in the event of a Change In Control of the Company as defined in the Change in Control Agreements.  Under the provisions of the Restricted Stock Plan, dividends on unvested shares are paid to the awardees quarterly.

The Company believes each element of compensation and the Company’s decisions regarding such elements are consistent with the Company’s overall compensation objectives as expressed above.  The Company believes each element of compensation for the Named Executive Officers is fair and reasonable.  Such elements of compensation will help enable the Company to maintain a competitive compensation program among comparably sized utilities and other firms in general.

Summary Compensation Table - 2006

Name and principal position	Year	Salary	Bonus	(1) Stock awards	Option awards	Non-equity incentive plan compensation	(2) Change in pension value and non-qualified deferred compensation earnings	(3) All other compensation	Total
		($)	($)	($)	($)	($)	($)	($)	($)
Dennis W. Doll, President and Principal Executive Officer (PEO)	2006	298,477	n/a	28,875	n/a	n/a	7,494	17,630	352,477
A. Bruce O'Connor, Vice President and Principal Financial Officer (PFO)	2006	188,488	n/a	24,063	n/a	n/a	25,824	15,920	254,296
Ronald F. Williams, Vice President - Operations and Chief Operating Officer	2006	180,969	n/a	19,250	n/a	n/a	39,836	14,484	254,539
Richard Risoldi, Vice President - Subsidiary Operations	2006	157,704	n/a	25,025	n/a	n/a	21,793	12,778	217,300
Kenneth J. Quinn, Vice President, General Counsel, Secretary and Treasurer	2006	144,269	n/a	19,250	n/a	n/a	14,349	12,734	190,602

(1)
The amounts in this column reflect the value of restricted stock awards made on October 2, 2006.  Under the Restricted Stock Plan, however, these awards do not vest to the participants until the expiration of five years from the date of such award.  During such five year period, the participants have contingent ownership of such shares, including the right to vote the same and to receive dividends thereon.

(2)	The Company does not have any non-qualified deferred compensation plans or related earnings.
(3)	The detail of "All Other Compensation" recognized for the benefit of the Named Executive Officers is set forth on Schedule A, as supplemental information to the Summary Compensation Table.

SCHEDULE - A
SUMMARY - ALL OTHER COMPENSATION - 2006

		Dividends on Restricted Stock	Personal Automobile Use	(4) Group Term Life Insurance Premiums	Board Fees	(4) 401(K) - Employer Match	Clue Dues	Spouse Travel	Total - All Other Compensation
Name and principal position	Year	($)	($)	($)	($)	($)	($)	($)	($)

Dennis W. Doll, President and Principal Executive Officer	2006	464	3,070	859	4,800	7,700	-	738	17,630
A. Bruce O'Connor, Vice President and Principal Financial Officer	2006	4,536	2,683	418	-	6,317	1,000	966	15,920
Ronald F. Williams, Vice President - Operations and Chief Operating Officer	2006	4,004	3,289	1,140	-	6,051	-	-	14,484
Richard Risoldi, Vice President - Subsidiary Operations	2006	2,601	4,589	513	-	5,075	-	-	12,778
Kenneth J. Quinn, Vice President, General Counsel, Secretary and Treasurer	2006	1,560	4,863	856	-	4,830	-	625	12,734

Grants of Plan-Based Awards - 2006
									All other
		Estimated future payouts			Estimated future payouts			All other	option	Exercise
		under Non-equity			equity incentive			stock	awards:	or base
		incentive plan awards			plan awards			awards:	number of	price of
	Grant							number of	securities	option
	date	Threshold	Target	Maximum	Threshold	Target	Maximum	shares or	under-lying	awards
								units	options
Name		($)	($)	(#)	($)	($)	(#)	(#)	(#)	($/Sh)

Dennis W. Doll, President And Principal Executive Officer	10/2/2006	n/a	n/a	n/a	n/a	n/a	n/a	1,500	n/a	n/a
A. Bruce O'Connor, Vice President and Principal Financial Officer	10/2/2006	n/a	n/a	n/a	n/a	n/a	n/a	1,250	n/a	n/a
Ronald F. Williams, Vice President - Operations and Chief Operating Officer	10/2/2006	n/a	n/a	n/a	n/a	n/a	n/a	1,000	n/a	n/a
Richard Risoldi, Vice President - Subsidiary Operations	10/2/2006	n/a	n/a	n/a	n/a	n/a	n/a	1,300	n/a	n/a
Kenneth J. Quinn, Vice President, General Counsel, Secretary and Treasurer	10/2/2006	n/a	n/a	n/a	n/a	n/a	n/a	1,000	n/a	n/a

Outstanding Equity Awards - 2006
	Option Awards					Stock Awards

	Number of	Number of	Equity					Equity incentive	Equity incentive
	securities	securities	incentive			Number of	Market value	plan awards:	plan awards:
	underlying	underlying	plan awards:	Option	Option	shares or	of shares or	number of	market or payout
	unexercised	unexercised	number of	exercise	expiration	units of	units of stock	unearned	values of unearned
	options (#)	options (#)	securities	price	date	stock that	that have not	shares, units or	shares, units or
	exercisable	unexercisable	underlying			have not	vested	other rights that	other rights that
			unexercised			vested		have not vested	have not vested
			earned options
Name	(#)	(#)	(#)	($)		(#)	($)	(#)	($)

Dennis W. Doll, President And Principal Executive Officer	n/a	n/a	n/a	n/a	n/a	1,800	33,714	n/a	n/a
A. Bruce O'Connor, Vice President and Principal Financial Officer	n/a	n/a	n/a	n/a	n/a	6,983	130,792	n/a	n/a
Ronald F. Williams, Vice President - Operations and Chief Operating Officer	n/a	n/a	n/a	n/a	n/a	6,016	112,680	n/a	n/a
Richard Risoldi, Vice President - Subsidiary Operations	n/a	n/a	n/a	n/a	n/a	4,483	83,967	n/a	n/a
Kenneth J. Quinn, Vice President, General Counsel, Secretary and Treasurer	n/a	n/a	n/a	n/a	n/a	3,033	56,808	n/a	n/a

Option Exercises and Stock Vested - 2006
	Option Awards		Stock Awards

Name	Number of shares acquired on exercise	Value realized on exercise	Number of shares acquired on vesting	Value realized on vesting
	(#)	($)	(#)	($)

Dennis W. Doll, President And Principal Executive Officer	n/a	n/a	-	-
A. Bruce O'Connor, Vice President and Principal Financial Officer	n/a	n/a	800	15,320
Ronald F. Williams, Vice President - Operations and Chief Operating Officer	n/a	n/a	800	15,320
Richard Risoldi, Vice President - Subsidiary Operations	n/a	n/a	400	7,660
Kenneth J. Quinn, Vice President, General Counsel, Secretary and Treasurer	n/a	n/a	-	-

Pension Benefits - 2006
Name	Plan	Number of years credited service (#)	Present value of accumulated benefit ($)	Payments during last fiscal year ($)
Dennis W. Doll, President and Principal Executive Officer	MWC Pension Plan	2	13,741	0
A. Bruce O'Connor, Vice President and Principal Financial Officer	MWC Pension Plan	17	124,144	0
Ronald F. Williams, Vice President - Operations and Chief Operating Officer	MWC Pension Plan	12	170,571	0
Richard Risoldi, Vice President - Subsidiary Operations	MWC Pension Plan	17	93,145	0
Kenneth J. Quinn, Vice President, General Counsel, Secretary and Treasurer	MWC Pension Plan	5	47,419	0

       All employees, including the Named Executive Officers, who receive pay for 1,000 hours during the year, are included in the Company’s Qualified Defined Benefit Pension Plan (Qualified Plan).  Under the noncontributory Qualified Plan, current service costs are funded annually as allowed under Internal Revenue Service guidelines.  The Company’s annual contribution is determined on an actuarial basis.  Benefits are measured from the member’s entry date and accrue to normal retirement date or date of early retirement.  Benefits are calculated, at normal retirement, at 1.25% of pay up to the employee’s benefit integration level, plus 1.9% of such excess pay, multiplied by service to normal retirement date, capped at 35 years of such excess pay, multiplied by service to normal retirement date of age 65.  Average pay is the highest annual average of total pay during any 5 consecutive years within the 10 calendar-year period prior to normal retirement date.  The benefit amounts are not subject to any deduction for Social Security benefits or other offset amounts.

Ronald F. Williams is currently eligible to receive early retirement benefits under the Retirement Plan in the event he retires.  No other Named Executive Officer has reached the minimum age and service requirements to receive early retirement benefits under the Retirement Plan.  No lump sum payment of accumulated retirement benefits is provided under the plan.

Director Compensation - 2006
Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity Incentive plan compensation ($)	Change in pension value and non- qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Annette Catino	28,600	n/a	n/a	n/a	n/a	-	28,600
John C. Cutting	30,100	n/a	n/a	n/a	n/a	-	30,100
John R. Middleton, M.D.	28,100	n/a	n/a	n/a	n/a	-	28,100
Stephen H. Mundy	6,500 (1)	n/a	n/a	n/a	n/a	-	6,500
John P. Mulkerin	31,100	n/a	n/a	n/a	n/a	-	31,100
Walter G. Reinhard	26,800	n/a	n/a	n/a	n/a	-	26,800
Jeffries Shein	30,600	n/a	n/a	n/a	n/a	-	30,600
Dennis G. Sullivan	7,200 (2)	n/a	n/a	n/a	n/a	128,125 (3)	135,325
J. Richard Tompkins	35,100	n/a	n/a	n/a	n/a	119,372 (4)	154,472

(1)	Mr. Mundy earned the fees as a Director Emeritus.
(2)	Mr. Sullivan’s term as a Director expired at the May 24, 2006 Annual Meeting of Shareholders.
(3)
Fees paid to Mr. Sullivan under a Consulting Agreement which terminated March 31, 2006 ($80,000), as well as the value of a Restricted Stock award made to Mr. Sullivan October 2, 2006 ($48,125) for services rendered in 2005.

(4)
Fees paid to Mr. Tompkins under a Consulting Agreement ($50,000), as well as the value of a final installment of Restricted Stock released to Mr. Tompkins in February 2006 ($69,372) and which had been awarded prior to his retirement in 2003.

Note:	Dennis W. Doll, who is also a director, does not appear on this table since his director compensation appears in the “All Other Compensation” column of the Summary Compensation Table.

DIRECTORS’ ANNUAL RETAINER AND MEETING FEES

For 2006, Middlesex Water Company paid each of the Board members who are not employed by the Company (“outside and independent Directors”) an annual retainer of $12,000 payable monthly at $1,000.  In addition, the Chairman of the Board received a Chairman’s retainer in the annual amount of $12,000 payable monthly at $1,000.  The annual retainer for the Director Emeritus was $6,000 and is subject to review and approval annually.

The Board meeting fees for outside and independent Directors amounted to $800 per Director for each Board meeting attended.  The Board meeting fee for Board members who are employed by the Company (“inside Directors”) amounted to $400 per meeting.  The Board meeting fee for any Director Emeritus was $500 per meeting.

The Board committee meeting fees for outside and independent Directors amounted to $500 per Director for each Board committee meeting attended.  Additionally, each Committee Chairperson is paid an annual fee of $1,000, which is generally paid in October of each year.  In the event that a Special Board or a Special Committee meeting via teleconference is held, the meeting fees for outside and independent Directors are $400 and $200 per meeting, respectively.

CHANGE IN CONTROL AGREEMENTS

The Company has Change in Control Agreements with the Named Executive Officers and other Executive Officers.  These agreements generally provide that if the executive is terminated by the Company, other than for death, disability, retirement, cause (as defined in the agreement), or if the executive resigns for Good Reason (as defined in the agreement) within three (3) years after a Change in Control of the Company as defined in the agreement, the executive is entitled to receive, (a) a lump sum severance payment equal to three (3) times the executive’s average total compensation for the five (5) years prior to the termination; (b) continued coverage for three (3) years under any health or welfare plan in which the executive and the executive’s dependent’s were participating; and (c) an additional amount equal to the amount of federal Excise Tax, if any, that is due or determined to be due resulting from the severance payments or any other payments under the agreement.  The benefits under any health or welfare benefit plan could end earlier than three (3) years from the date of termination and would end on the earlier to occur of (i) the date the executive becomes covered by a new employer’s health and welfare benefit plan, or (ii) the date the executive becomes covered by Medicare.  Also, coverage for the executive’s dependents could end earlier than any of these dates if required by the health or welfare benefit plan due to age eligibility.

After the third anniversary of a Change in Control, if the executive’s employment by the Company shall be terminated by the Company other than for cause, retirement or disability, or by the executive for Good Reason, then the executive is entitled to receive a lump sum severance payment equal to one and one half times the executive’s average total compensation for the five (5) years prior to the occurrence of the circumstance giving rise to the termination.

In addition to the benefits to be paid to the executive as noted above on or before the third anniversary of the Change in Control, the Company shall pay the executive any deferred compensation, including, but not limited to, deferred bonuses allocated or credited to the executive as of the date of termination.  Also, any outstanding restricted stock grants awarded to the executive under the Company’s stock plans, which are not vested on termination, shall immediately vest.

A Change in Control may also lead to the payment of benefits to the Named Executive Officers, as well as other executive officers, who are participants under the Company’s Supplemental Executive Retirement Plan (“SERP”).  Under the SERP, if an executive leaves the Company’s employ as a direct or indirect result of a Change in Control within five years of the Change in Control under any of the following circumstances: (a) the executive’s employment with the Company is terminated by the Company other than for cause; (b) the nature and scope of the executive’s duties or activities with the Company or its successor are reduced to a level significantly below that which the executive had enjoyed immediately prior to the Change in Control; or (c) the executive’s base salary is reduced; or (d) if the Change in Control is preceded by the Company terminating the executive’s employment with the Company without cause during the six month period prior to the occurrence of the Change in Control, the executive shall be entitled to receive an annual retirement benefit equal to 75% of the executive’s Compensation (and in some cases, 50% of Compensation) reduced by certain other benefits as more particularly set forth in the SERP.  Such annual retirement benefits shall commence within sixty days after the later of (a) the executive’s Normal Retirement Date, or (b) the executive’s retirement or termination of employment with the Company or its successor.  Unless the executive elects and receives approval of an alternative form of payment under the SERP, the executive shall receive the annual retirement benefit each year for fifteen years payable in monthly installments.

Notwithstanding the foregoing, if an executive leaves the Company’s employ in the event of a Change in Control and within the time frame and for the reasons discussed above, then, at the executive’s sole option, the executive may elect to receive a benefit equal to 75% of the executive’s Compensation (and in some cases, 50% of Compensation) reduced by certain other benefits as set forth in the SERP.  Such benefit shall commerce within sixty days after the executive terminates employment with the Company or its successor.

The following table indicates the potential value the Named Executives would receive under the various employment scenarios listed, including those relating to a Change in Control.  All scenarios use December 29, 2006, the last business day of the Company’s last completed fiscal year, as the date for the triggering event set forth in the schedule. Additionally, the potential values to each of the Named Executives also include the present value of accumulated benefits under the SERP assuming that each Named Executive made an election to receive such benefits within sixty days after the executive terminates employment with the Company or its successor.

Name	Compensation paid during calendar year 2006 (using definition of “Compensation” under the Agreement)	Termination Before Third Anniversary (1)	Termination After Third Anniversary (2)
Dennis W. Doll, President and Principal Executive Officer	$249,842	$ 1,388,555	$ 920,101
A. Bruce O’Connor , Vice President and Principal Financial Officer	$208,932	$ 995,581	$ 603,832
Ronald F. Williams, Vice President – Operations and Chief Operating Officer	$197,311	$ 1,134,771	$ 764,813
Richard M. Risoldi, Vice President – Subsidiary Operations	$158,809	$ 775,943	$ 478,175
Kenneth J. Quinn, Vice President, General Counsel, Secretary and Treasurer	$143,557	$ 767,501	$ 498,331

(1) Compensation and other benefits paid following termination on or before the third anniversary of the Change in Control.
(2) Compensation and other benefits paid following termination after the third anniversary of the Change in Control.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the 2006 Compensation Committee were Annette Catino, John R. Middleton, M.D., and Jeffries Shein. During 2006, no member of the Compensation Committee was an officer or employee of the Company or a subsidiary.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors administers the compensation program for the named executive officers and the other executive officers of the Company (hereinafter, collectively referred to as the “executive officers”).  The Committee for the year 2006 was composed of three independent Directors:  Annette Catino, John R. Middleton, M.D., and Jeffries Shein.  The Committee is responsible for setting and administering the policies that govern annual base compensation and incentive compensation.  The full Board of Directors approves policies and recommendations developed by the Committee.  The Compensation Committee annually reviews and adopts its Charter which it then recommends for adoption by the Board of Directors.  The Board of Directors has adopted a written Charter for the Compensation Committee, which is available on the Company’s website at www.middlesexwater.com.

The Company’s compensation objectives and policies applicable to the executive officers seek to incent the advancement of three corporate priorities which are desirable and necessary for the Company to achieve its expressed vision and strategy in the creation of long-term shareholder value.  Those corporate priorities are (1) profitable growth; (2) operational excellence; and (3) developing the technical and management skills of the Company employees.  In order to achieve the vision of the Company, and execute the strategies needed to achieve that vision, the Company’s compensation and benefits programs are designed to (a) attract and retain qualified executives; (b) support short and long-term goals and objectives of the Company; and (c) appropriately reward individuals for their contribution to the Company’s success.  These programs are directly related to the creation of value for shareholders through progress in the three corporate priorities listed above.

The Committee meets with the Chief Executive Officer to review his evaluation of the performance of the other executive officers and meets with the Chief Executive Officer to evaluate his performance.  The Committee reports on all executive evaluations to the full Board of Directors.

Base salary levels are reviewed annually and are benchmarked against other companies, both utilities and non-utilities, at the State and national levels.  Independent salary studies are periodically conducted with the assistance of an outside consultant retained by the Committee.  Salaries for satisfactory performance are targeted at the median of the competitive market.  Individual performance of each executive is given appropriate consideration when setting salaries against the competitive market data.

The factors and criteria upon which the Chief Executive Officer’s compensation is based generally include those discussed with respect to the other executive officers.  In addition, the Compensation Committee examines the effectiveness with which the CEO is managing the performance of the executive team.  Among the criteria to be used for evaluation are the following:  (a) Financial – to review the establishment and achievement of appropriate short and long-term financial objectives for the Company. (b) Operational – to determine that appropriate policies, procedures, and processes have been established and implemented so that the Company is compliant under all relevant regulatory polices and that opportunities and vulnerabilities are appropriately managed; to ensure the development of effective recruitment, training, retention and succession plans; to ensure that the Company is both developing and executing initiatives on a timely basis; to promote efficiency and continuous improvement so that results are tied to the strategic plan and budget that are focused on increased shareholder value, the quality of service delivery and employee satisfaction; and (c) Leadership – to ensure that the CEO is leading the Company and setting strategies and philosophies that are well understood, widely supported, consistently applied and effectively implemented and which include setting standards for strong safety and ethical compliance.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management of the Company.  Based on the review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy and incorporated by reference into the Company’s annual report on Form 10-K.

Year 2007 Compensation Committee
Jeffries Shein, Chairman
Annette Catino
John R. Middleton, M.D.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is composed of four independent directors, one of whom is designated by the Board as the “Audit Committee Financial Expert,” as defined by the Securities and Exchange Commission.  The Committee for the year 2006 was composed of:  Annette Catino, John C. Cutting, John R. Middleton, M.D. and John P. Mulkerin.  The Audit Committee operates under a written Charter adopted by the Board of Directors and reviewed and adopted annually by the Committee and the Board of Directors.  The Charter is set forth herein as Exhibit A in this Proxy and is available on the Company’s website at www.middlesexwater.com.

Management is responsible for the Company’s financial statements and internal controls. The independent accountants of Middlesex Water, Beard Miller Company, LLP, are responsible for performing an independent audit of the Company’s annual consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon.  The Committee’s responsibility is to oversee the quality and integrity of the Company’s accounting, auditing and financial reporting practices.

In this context, the Committee has met and held discussions with management and the independent accountants.  Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated audited financial statements with management and the independent accountants.  The Committee discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), which includes, among other things:

•	Changes in significant accounting policies;
•	The process used by management in formulating accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of these estimates;
•	Disagreements, if any, with management over the application of accounting principles;
•	Audit adjustments; and
•	Disclosures in the financial statements.

The independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants the firm’s independence with respect to Middlesex Water Company and its management. The Committee has the sole authority to preapprove permitted non-audit Company services performed by the independent accountants and has considered whether the independent accountants’ provision of non-audit services to the Company is compatible with maintaining their independence.

Based on the Committee’s discussions with management and the independent accountants, the Committee’s review of the audited financial statements, the representations of management regarding the audited financial statements and the report of the independent accountants to the Committee, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the Securities and Exchange Commission.

The Committee also discussed with senior management the process used for the establishment and maintenance of disclosure controls and procedures in quarterly and annual reports which is required by the Securities and Exchange Commission (SEC) and the Sarbanes-Oxley Act of 2002 for certain of the Company’s filings with the SEC.

The Committee met privately with the independent auditors who have unrestricted access to the Audit Committee.

Year 2007 Audit Committee
John P. Mulkerin, Chairman
Annette Catino
John C. Cutting
John R. Middleton, M.D

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

On March 31, 2006, Beard Miller Company LLP was approved and appointed by the Audit Committee as the Company independent registered accounting firm for the fiscal year ending December 31, 2006, succeeding Deloitte & Touche LLP.  Aggregate fees billed by the independent registered public accounting firms are as follows:

	Year Ended December 31,
	2006	2005

Audit Fees {a}	$328,865	$516,000
Audit-Related Fees	-	-

Total audit and audit-related fees	$328,865	$516,000

Tax Fees {b}	$13,470	$22,275
All Other Fees	-	-
Total Fees	$342,335	$538,275

{a}  In 2006 and 2005, audit fees were incurred for audits of the financial statements and internal control over financial reporting of the Company, an audit of the financial statements of a subsidiary of the Company, and reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q. Also in 2006, the audit fees include $25,163 for services rendered in connection with the common stock offering.
{b}  Includes 2006 and 2005 fees for the preparation of tax returns of $13,470 and $22,275, respectively.

The Company paid Withum Smith + Brown LLP $20,334 and $19,000 in fees during 2006 and 2005, respectively, for the audits of the Company’s employee benefit plans.

The Audit Committee has established pre-approval policies and procedures for all audit and non-audit services to be performed by Beard Miller Company LLP.  The Audit Committee approves 100% of the services related to Audit-Related Fees, Tax Fees and All Other Fees in excess of $5,000.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ATTENDANCE AT ANNUAL MEETING

Representatives of Beard Miller Company LLP will be present at the meeting and will be afforded an opportunity to make a statement, if they so desire, and to respond to appropriate questions.

STOCKHOLDER PROPOSALS

Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the Securities and Exchange Commission.  Should a stockholder intend to present a proposal at the annual meeting to be held in the year 2008, you must submit your proposal to the Secretary of the Company at 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830-0452, not later than December 12, 2007, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2008 Annual Meeting.

OTHER MATTERS

The management of the Company does not intend to bring any other matters before the meeting and has no reason to believe any will be presented to the meeting.  If, however, other matters properly do come before the meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment in such matters.

MINUTES OF 2006 MEETING OF STOCKHOLDERS

The minutes of the 2006 meeting of Stockholders will be submitted at the meeting for the correction of any errors or omissions but not for the approval of the matters referred to therein.

By Order of the Board of Directors,

KENNETH J. QUINN
Vice President, General Counsel,
Secretary and Treasurer

Iselin, New Jersey
April 12, 2007

The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and files an Annual Report on Form 10-K with the Securities and Exchange Commission.  Additional copies of the 2006 Annual Report on Form 10-K filed by the Company, including the financial statements and schedules, but without exhibits, can be mailed without charge to any shareholders.  The exhibits are obtainable from the Company upon payment of the reasonable cost of copying such exhibits.  The 2006 Annual Report on Form 10-K can also be found on the Company website at www.middlesexwater.com.  Shareholders can request this information by phone at 732-634-1500, ext. 216, e-mail kquinn@middlesexwater.com or by mail to Kenneth J. Quinn, Vice President, General Counsel, Secretary and Treasurer, Middlesex Water Company, 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey  08830-0452.

EXHIBIT A

AUDIT COMMITTEE CHARTER

PREAMBLE

There shall be a standing committee of the Board of Directors (the “Board”) of Middlesex Water Company (the “Company”) to be known as the Audit Committee (the “Committee”).

The Committee shall be primarily responsible for oversight of the audit of the Company’s financial statements. It may be assigned additional responsibilities by the Board from time to time, which may include (i) oversight of the Company’s internal audit functions;  (ii) oversight of audits or similar assessments of the Company’s information technology and compliance with public water utility regulations; (iii) review of related party transactions with the Company; (iv) determining whether to grant waivers with respect to the Company’s Code of Conduct; and (v) investigation of “whistleblower” complaints from Company personnel.  In all its actions, the Committee shall comply with the requirements, rules and regulations of the Sarbanes-Oxley Act of 2002, Nasdaq Marketplace listing standards and all other applicable federal and state laws, rules and regulations.

The Committee shall provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders and the investment community relating to the corporate accounting and reporting practices of the Company. In doing so, the Committee shall maintain free and open means of communication between the Directors, the independent registered public accounting firm (the “Independent Auditors”), the internal auditors and the financial management of the Company.

COMPOSITION AND APPOINTMENT

There shall be a minimum of three (3) members of the Committee elected by the Board.  Each shall be an independent Director of the Company as defined by applicable laws, regulations and listing requirements and as summarized herein.  In any instance where this summary is inconsistent with applicable laws, regulations or listing requirements, the laws, regulations or listing requirements shall control.  To be considered independent, a member of the Committee must not, other than in his or her capacity as a member of the Committee, the Board, or any other Board committee, accept any consulting advisory fee or other compensation from the Company, nor may a Family Member of a member (as that term is defined by applicable Nasdaq listing standards) accept any such fee or other compensation.  Further, a member of the Committee must not, other than in his or her capacity as a member of the Committee, the Board, or any other Board committee, be affiliated with the Company or any of its subsidiaries (except as a Director of the Company and/or its subsidiaries) including, but not limited to, affiliation with any entity controlling, controlled by or under common control with the Company.  Additionally, a member of the Committee may not be a beneficial owner of a controlling interest in the voting stock of the Company or any subsidiary.  A member of the Committee shall not have participated in the preparation of the financial statements of the Company or any current Company subsidiary at any time during the three years prior to becoming a member of the Committee.

All Committee members must, as determined within the business judgment of the Board at the time such members are appointed to the Committee, be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement.  Additionally, at least one (1) member of the Committee must either fall within the definition of “Audit Committee Financial Expert,” as that term is defined by the Securities and Exchange Commission (“SEC”), or, be capable of serving the functions expected of such an audit committee expert, as determined by the Board within its business judgment.  In determining a member’s financial expertise, the Board may consider one’s past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background resulting in the member’s financial sophistication.  The Board may also take into consideration a member’s status as, or having been, a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Board must determine annually that the Committee members are able to read and understand fundamental financial statements as explained in this Charter.  The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board.

COMMITTEE MEETINGS

•	The Committee shall meet at least four times each year.

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Regularly scheduled Committee meetings may be held in conjunction with meetings of the full Board, provided the Committee meetings abide by all the provisions contained herein and all applicable requirements, rules and regulations of the Sarbanes-Oxley Act of 2002, Nasdaq Marketplace listing standards and all other applicable federal and state laws, rules and regulations.

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Special meetings of the Committee may be called by the Chairman of the Committee or at the request of any two (2) Committee members.  The Chairman of the Board or the Chief Executive Officer may recommend to the Chairman of the Committee that a special meeting be held.

•	The Committee may request that members of management or outside consultants be present to assist the Committee in the performance of its duties.

•	Minutes of each meeting will be kept and distributed to the full Board.

GENERAL RESPONSIBILITIES

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and ensure the Directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Committee shall:

•	Review the adequacy of the Audit Committee Charter (the “Charter”) annually and submit Charter revisions to the Board for consideration and approval.

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Establish, enforce and periodically review procedures designed to identify related party transactions material to the Company’s financial statements or which otherwise require disclosure under applicable listing standards, rules, regulations or statutes.  The Committee shall review each such transaction and shall report to the Board whether the transaction is approved.

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Review the Company’s Form 10-K Annual Report and such other filings with the Securities and Exchange Commission as the Committee deems necessary or appropriate, and will recommend to the Board the inclusion of the audited financial statements in the Company’s Form 10-K Annual Report to the Securities and Exchange Commission.

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Ascertain that the Board and senior officers of the Company have annually submitted a compliance attestation confirming they have complied with the Company’s Code of Conduct.  The Committee shall have the sole authority to approve waivers of the Company’s Code of Conduct and shall insure that such waiver be promptly disclosed to shareholders, along with the reasons for granting such waiver.  Such disclosure shall be made in the Company’s regular public filings, not later than the next periodic report and may also be posted on the Company’s website.

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Ascertain that the Chief Executive Officer and the Chief Financial Officer are in full compliance with Section 404 of the Sarbanes-Oxley Act of 2002 regarding certain attestations of the financial statements of the Company.

•	Issue an annual Audit Committee Report for inclusion in the Company’s Proxy Statement.

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Investigate any matter brought to the Committee’s attention, with the power to engage independent counsel, accountants and any other advisors or assistance it determines necessary to carry out its duties.  The Committee shall determine the compensation for such services. The Company is obligated to fund, without limit, the compensation and all expenses related to any independent counsel, accountants and any other advisors or assistance the Committee retains.  In addition, the Company shall provide sufficient funding to pay for the administrative expenses of the Committee.

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Establish and maintain procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission by Company employees, officers or directors of concerns regarding questionable accounting or auditing matters.  As part of its responsibilities the Committee shall insure that the Company communicates such procedures to all employees, officers and directors at least annually.

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Review and approve the risk assessment and related methodology, audit plan/budget and organizational structure of the Audit Department at least annually.  The Committee will also approve any changes made during the year to the risk assessment or audit plan/budget.  Any functions normally performed by the Internal Auditor that are outsourced to a third party will include ongoing monitoring of the relationship and a review of the independence and qualifications of such firm/individuals to perform their assignments.

•	Review the performance and approve the appointment and, if necessary, replacement of the Internal Auditor at least annually.

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On at least a quarterly basis, review and approve significant reports prepared by the Internal Auditor together with management’s response and the Internal Auditor’s follow-up to these reports.  The Internal Auditor, on a quarterly basis, will provide the Committee with a status of its audit plan/budget as well as a report on the current status of significant exceptions noted by the Internal Auditor.

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Perform such additional activities and consider such other matters within or beyond the scope of its responsibilities as required by the Company’s Charter or By-laws, the Board, or applicable listing standards, rules, regulations or statutes.

INDEPENDENT AUDITOR OVERSIGHT RESPONSIBILITIES

In carrying out these responsibilities, the Committee shall:

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Have sole authority to engage, review (at least annually), dismiss and replace the Company’s Independent Auditors.  The Committee shall have sole authority to review and set the fees to be paid to the Company’s Independent Auditors.

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Have the sole authority to preapprove each permitted non-audit service to be performed by the Independent Auditors.  As part of the exercise of that authority, the Committee shall adopt a written policy governing the preapproval of non-audit services to be performed by the Independent Auditors.  Any approval by the Committee of such services shall be disclosed to investors in periodic reports required.  The Committee shall have authority to delegate preapproval authority of Independent Auditor non-audit services to one (1) or more of its members.  The decisions of any member(s) to whom authority is delegated shall be presented to the full Committee at each of its scheduled meetings.

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Meet with the Independent Auditors and financial management of the Company to oversee and review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, review such audit, including any comments or recommendations of the Independent Auditors.

•	It is understood that the Independent Auditors are ultimately accountable to the Board and the Committee, and that the Committee has the ultimate power to appoint or remove the Independent Auditors.

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Review the financial statements contained in the annual shareholders report, as well as major accounting reserves, with management and the Independent Auditors to ascertain that management and the Independent Auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders.  Any changes in accounting principles will also be reviewed.

•	Review with the Independent Auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

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Obtain from the Independent Auditors a formal written statement regarding the Independent Auditors full compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002, including, but not limited to, all “Auditor Independence” provisions.

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Provide opportunity for the Independent Auditors to meet with members of the Committee without members of management present.  Among the items to be discussed in these meetings will be the Independent Auditors’evaluation of the Company’s financial and accounting policies and the cooperation that the Independent Auditors received during the course of the audit.

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Issue a report to be included in the Company’s Proxy Statement indicating that it has reviewed the audited financial statements with management and the Independent Auditors (including a discussion of the quality of the accounting principles and significant judgments affecting the financial statements).  The Committee shall state whether it has met privately to discuss the information obtained from management and the Independent Auditors, and, in reliance on that review, whether or not it has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Re-approved:  02/27/07

EXHIBIT B

PROPOSED AMENDMENT OF THE FIRST SENTENCE OF
ARTICLE 7A OF THE RESTATED CERTIFICATE OF INCORPORATION

ARTICLE 7A.  The total authorized capital stock of the Company is 40,239,497 shares, divided into 40,000,000 shares of common stock without par value, 139,497 shares of preferred stock without nominal or par value and 100,000 shares of preference stock without nominal or par value.

MIDDLESEX WATER COMPANY

N
EXIT 131
EXIT 131 B
EXIT 131 A
MIDDLESEX
WATER
COMPANY
EXIT 130
EXIT 11
TOLL PLAZA
TRAFFIC LIGHTS

DIRECTIONS TO MIDDLESEX WATER COMPANY

FROM GARDEN STATE PARKWAY (NORTH OR SOUTH): Take Exit 131A to fourth traffic light. Turn right onto Middlesex-Essex Turnpike and proceed (about 1/2 mile) to third traffic light (Gill Lane). Turn right and go (about 1 mile) under railroad underpass and make right onto Ronson Road. Proceed past three large mirror-sided office buildings on the right. At the sign, make a right into Middlesex Water Company.

FROM NEW JERSEY TURNPIKE (NORTH OR SOUTH): Take Exit 11 onto the Garden State Parkway North and follow above directions.

FROM US ROUTE NO. 1 (NORTH OR SOUTH): Proceed to the Woodbridge Center area and follow signs to Gill Lane. When on Gill Lane, make left turn onto Ronson Road and follow above directions.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY MIDDLESEX WATER COMPANY	For	With- hold	For All Except
ANNUAL MEETING OF SHAREHOLDERS MAY 23, 2007		1. Election of Directors, Nominees for Class II term expiring in 2010 are:	☐	☐	☐
The undersigned stockholder(s) hereby appoint(s) John R. Middleton, M.D. and J. Richard Tompkins, and each of them, proxies, with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated, all the shares of common stock of Middlesex Water Company held on record by the undersigned on March 15, 2007, at the Annual Meeting of Shareholders to be held on May 23, 2007, at 11:00 a.m., local time or any adjournment thereof.
Annette Catino and Walter G. Reinhard INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.
			For	Against	Abstain
		2. Approval of an Amendment to the Restated Certificate of Incorporation to increase the total authorized Common Stock, No par Value from 20,000,000 to 40,000,000 shares.	☐	☐	☐
In their discretion, the Proxies are authorized to vote upon such other business that may properly come before the meeting.
		PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING ª			☐
If this Proxy is properly executed and returned, the shares represented hereby will be voted. If not otherwise specified, this Proxy will be voted FOR the persons nominated as directors.
Please be sure to sign and date this Proxy in the box below.	Date	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
Shareholder sign above Co-holder (if any) sign above

Ç Detach above card, sign, date and mail in postage paid envelope provided. Ç

MIDDLESEX WATER COMPANY c/o Registrar and Transfer Company 10 Commerce Drive Cranford, New Jersey 07016-3572 www.middlesexwater.com

PLEASE DATE AND SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR ON THIS PROXY.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by authorized officer and attach a corporate seal. For joint account, each joint owner should sign.

PLEASE ACT PROMPTLY
BE SURE TO COMPLETE, SIGN AND RETURN THIS PROXY, WHETHER OR NOT YOU ELECT TO BE PRESENT
IN PERSON. ALL SIGNATURES MUST APPEAR EXACTLY AS NAMES APPEAR ON THIS PROXY.
THANK YOU

Annual Meeting of Shareholders – May 23, 2007, at 11:00 a.m.
Middlesex Water Company – 1500 Ronson Rd., Iselin, NJ

IF YOUR ADDRESS HAS CHANGED, PLEASE PRINT YOUR NEW ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH YOUR PROXY IN THE ENVELOPE PROVIDED.